Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Teltronics, Inc. (the "Company") for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ewen R. Cameron, Director, President and Chief Executive Officer of the Company and I, Angela L. Marvin, Vice President Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELTRONICS, INC.

November 15, 2010	/s/ Ewen R. Cameron
Ewen R. Cameron
Director, President and Chief Executive Officer

November 15, 2010	/s/ Angela L. Marvin
Angela L. Marvin
Vice President Finance and Chief Financial Officer